                                                                    EXHIBIT 99.1

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Marc D. Olin, Chief Executive Officer, of Printcafe Software, Inc., a Delaware corporation, hereby certify that:

(a) The Company's periodic report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q"), fully complies with the requirements of
Section 13(a) or 15(b) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *




                             CHIEF EXECUTIVE OFFICER


                             /s/ Marc D. Olin
                             ------------------------------

                             Marc D. Olin

                             Date:  May 15, 2003
                                   -----------------